EXHIBIT 10.19(D)

                DAEWOO CORPORATION & DAEWOO HEAVY INDUSTRIES LTD

                                      AND

                             PETRODRILL SIX LIMITED.

                       MAIN CONTRACT AMENDMENT AGREEMENT

                                   HULL 3016
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This Agreement made and entered into this        day of December, 1998 by and
between:

1. Daewoo Corporation & Daewoo Heavy Industries Ltd., both corporations organised and existing under the laws of Republic of Korea and having their principal offices at 541, Namdaemun-Ro 5-Ga, Chung-Gu, Seoul, Korea (hereinafter jointly and severally referred to as "BUILDER") of the First Part;

2. Petrodrill Six Limited a corporation organised under the laws of the British Virgin Islands having its principal office at 325 Waterfront Drive, Omar Hodge Building, 2nd Floor Wickham's Cay 1, PO Box 985, Road Town, Tortola, British Virgin Islands ("PURCHASER") of the Second Part:

3. Petrodrill Offshore Inc. (formerly Petrodrill Construction Inc.) a corporation organised under the laws of the Bahamas having its principle office at Suite 205, Saffrey Square, PO Box N8188, Nassau, Bahamas ("CONSENTOR")

WHEREAS,

(1) Builder and Purchaser are parties to a contract dated 9 April 1998 for the construction and sale of a dynamic positioned semi-submersible drilling vessel Hull No. 3016 (THE MAIN CONTRACT) as novated in the Purchasers favour by the Novation Agreement dated 4th December 1998 (THE NOVATION AGREEMENT).

(2) Builder and Purchaser wish to amend certain of the payment provisions and the delivery date specified in the Main Contract in the manner hereinafter written.

NOW, THEREFORE, in consideration of the mutual promises herein contained, it is agreed as follows:

1.0 - MAIN CONTRACT AMENDMENT

       1.1 The payment date for the Second Instalment under Clause 4.1 of the Main Contract is to be amended to reflect that payment will be made on the 23rd December 1998

       1.2  Clause 14.1 of the Main Contract is amended as follows:

            "The Vessel shall be delivered by the Builder to the Purchaser at the Shipyard (or other place as may be agreed with unrestricted access to the open sea) on the 30th July 2000 except that, in the event of Permissible Delay, as defined in Clause 15.2 hereof, the aforementioned date shall be postponed accordingly. The aforementioned date, or such later date to which requirement to deliver may be postponed, is hereinafter called the "Contract Delivery Date"

2    MISCELLANEOUS:

       2.1 This Agreement is supplemental to the Main Contract. Except as expressly amended as set out herein the Main Contract remains in full force and effect.

       2.2 The amendments contained in clause 1.0 hereof shall be deemed to have been in effect from the 9th April 1998, notwithstanding the date of this Agreement.

       2.3 The construction, validity and performance of this Agreement shall be governed by English law.

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Daewoo Main Contract Amendment II -- Hull 3016                         16-Dec-98
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       2.4  This Agreement may be signed in any number of counterparts all of which when taken together will constitute one and the same document.

3  NOVATION AGREEMENT CORRECTION:

      3.1 The Parties hereto and the Consentor acknowledge that the Novation Agreement erroneously referred, to "Hull 3015", in its description of the Main Contract in Recital (A) thereof, where as its correct designation is "Hull 3016" and the Parties and the Consentor hereby agree that the Novation Agreement should be construed and deemed amended accordingly.

4.  CONDITION SUBSEQUENT

      4.1 This Agreement is entirely conditional upon the Purchaser making payment of the Second Instalment by the date specified in clause 1.1 hereof, otherwise this Agreement shall be deemed null and void and the Main Contract shall have effect unamended.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed the day and year first above written.

For and on behalf of                   For and on behalf of

DAEWOO CORPORATION                     PETRODRILL SIX LIMITED.

/s/ KYU-SANG SHIM                      /s/ D. LEACH
Name: Kyu-Sang Shim                    Name: D. Leach
Title: Attorney-in-Fact                Title: Attorney

For and on behalf of                   For and on behalf of

DAEWOO HEAVY INDUSTRIES LTD.           PETRODRILL OFFSHORE Inc.

/s/ KYU-SANG SHIM                      /s/ D. LEACH
Name: Kyu-Sang Shim                    Name: D. Leach
Title: Attorney-in-Fact                Title: Attorney

We THE EXPORT-IMPORT BANK of KOREA hereby acknowledge the terms of this Amendment





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Name:                                  Title:
Date:

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Daewoo Main Contract Amendment  -- Hull 3016                         16-Dec-98
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